General FINANCE CORPORATION

And its Operating Subsidiaries:

Pac-Van

ROYAL WOLF

April 2009

Disclosure

Stockholder Presentation

DISCLAIMER

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not historical facts are forward-looking statements. Such forward-looking statements include, but are not limited to, prospects of Royal Wolf and Pac-Van. We believe that the expectations represented by our forward-looking statements are reasonable, yet there can be no assurance that such expectations will prove to be correct. Furthermore, unless otherwise stated, the forward-looking statements contained in this presentation are made as of the date of this presentation, and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise unless required by applicable legislation or regulation. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement. Readers are cautioned that these forward-looking statements involve certain risks and uncertainties, including those contained in filings with the Securities and Exchange Commission; such as General Finance's definitive proxy statement with respect to General Finance's acquisition of Pac-Van, its Annual Report on Form 10-K for the fiscal year ended June 30, 2008 and its quarterly report on Form 10-Q for the quarter ended December 31, 2008.

Unless otherwise indicated, all current monetary amounts pertaining to RWA Holdings Pty Limited ("RWA") have been converted based upon the historic exchange rate in effect at the time of reporting. The exchange rate as of December 31, 2008, was .6907 U.S. dollars for one Australian dollar. The currency exchange rate in effect as of any financial period end or at any future date may differ. Because RWA's business is primarily conducted within Australia, our future consolidated financial results stated in U.S. dollars will fluctuate in accordance with changes in currency exchange rates.

General Finance

GFN Vision and Strategy

- General Finance Corporation ("GFN") is a Holding company that was founded in October of 2005, completed its initial public offering in April of 2006 and is listed on NASDAQ

- Our strategy and business plan is to acquire specialty finance and rental services verticals in North America, Europe and Asia-Pacific with the following characteristics:
  - Existing or potential market leadership in each vertical,
  - Strong management teams in each geographic platform,
  - High service component; usually regional or local,
  - Can earn attractive returns on equity and produce consistently strong free cashflows, and
  - Tuck-in and add-on acquisition opportunities that are immediately accretive

- GFN is a growth and EBITDA driven entity; currently focused on de-levering its balance sheet

- Today, GFN's two operating subsidiaries are RWA, the largest lessor/seller of storage containers in Australia and New Zealand, and Pac-Van, Inc. ("Pac-Van"), a key player in the United States modular building, mobile office and storage container sales and leasing markets.

General Finance

Markets We Serve

- Our products are typically delivered on-site for use or storage by business customers and have attractive economic models for leasing:

	Storage Containers	Mobile Offices/Modulars
Book Depreciation/Residual	20 years/70%	20 years/50%
Direct Maintenance Capex	Expensed	Expensed
Return On Asset	24-30 months/4.5x	30-42 months/3.0x
Typical On-Lease Period	13-15 months	15-18 months
Delivery and Pick-up Costs	Billed Upfront	Billed Upfront
Tax Depreciation	7 domestic/12 intl	7 domestic/12 intl
Avg. Margin on Sale	15-25%	20%
Financing Metrics	80%-85%/4.5x-5.5x	80%-85%/4.5x-5.5x

- We have a history of introducing innovative products that differentiate us from our competitors

- Royal Wolf is the leader in Australia and New Zealand, and Pac-Van is positioned to gain market share in the North America market

General Finance

Well Positioned for Challenging Economic Times

- Management team with strong track record of managing through prior economic downturns
- Management experience at "right-sizing" cost structure during downturn
- Strong brand recognition combined with good margins
- Our strategy is to manage free cash flow through lower growth capex and limited maintenance capex leading to debt reduction
- Broad geographic and customer diversification coupled with low bad debt levels
- Opportunity to diversify through storage container growth and accretive acquisitions

General Finance

GFN Management Background – Successful History in Sector



Mobile Storage Group

- Ron Valenta founded one of the largest lessors /sellers of portable storage containers, trailers, and portable office units throughout the United States and the United Kingdom
- Valenta's successful track record demonstrates experience in implementing operational changes and cost controls combined with acquisitions
  - Increased utilization rates and lease rates, created national accounts program and implemented an acquisition program
  - Effective cost controls
  - Over 80 acquisitions ranging up to $65 million
  - **Fifteen year CAGR of 40% for revenue, 33% for EBITDA and 101% ROI**



Other Rental Services – **portable sanitation, document storage, temp fencing**

- Ron Valenta also founded the largest west coast provider of portable sanitation services prior to its sale, in October 1998
  - Consolidated fragmented industry through aggressive acquisition campaign complemented by operational changes and strong organic growth
  - Nine acquisitions totaling $28 million and 17% per annum organic growth
  - Investors contributed $1.4 million over 6 years and netted an **IRR of 76%**
- Key aspect of rental services is the quality of local operations and management





General Finance

Combined Royal Wolf and Pac-Van Rental Fleet Size (at end of Fiscal Year shown)



Through acquisitions and growth capex, we have invested in future rental revenue streams
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Units
21,236
8,102
13,134
25,175
8,436
16,739
26,237
10,289
15,948
40,737
12,134
28,603
43,515
12,461
31,054
FY 2005
FY 2006
FY 2007
FY 2008
12/31/2008
RWA
Pac-Van

General Finance

Combined Proforma Quarterly Revenue and Combined EBITDA (U.S. $ in millions)



Seasonality and changes in exchange rates have an impact on the results as has the economy on sales revenue, but rental revenues have been relatively consistent
$60
$50
$40
$30
$20
$10
$-
Revenue
$14
$12
$10
$8
$6
$4
$2
$-
EBITDA
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
RWA Revenue
Pac-Van Revenue
Combined EBITDA

GeneralFINANCE CORPORATION

General Finance

Revenue Composition Analysis - Quarter End December 31, 2008


RWA Revenue Composition
Leasing, 41.7%
Sales, 58.3%


Pac-Van Revenue Composition
Sales, 42.0%
Leasing, 58.0%


GFN Overall Revenue Composition
Leasing, 49.9%
Sales, 50.1%

General Finance

Royal Wolf Overview

- **GFN acquired 86.2% of Royal Wolf, the largest mobile storage container company in Australia in September, 2007 as its first platform company**
- Royal Wolf New Zealand, the largest portable storage provider in New Zealand, was acquired in May 2008
- Experienced industry management team, approximately 230 employees and a base for Asia-Pacific theater
- Six acquisitions completed, representing $42.5 million and a lease fleet of approximately 30,000 units
- **Storage Containers:** Royal Wolf leases and sells portable containers for on-site storage
- **Portable Container Buildings:** Royal Wolf leases and sells portable container buildings as site offices and for temporary accommodations
- **Freight Containers:** Royal Wolf leases and sells freight containers specifically designed for the transport of products by road and rail







General Finance

Royal Wolf Footprint

- Serves customers through two segments – Retail (small to mid-sized businesses) and National Accounts
- Retail segment operated through an Australia and New Zealand-wide network of 24 branches or CSC's
- National Accounts sells or leases containers to specific industry sectors, in the following divisions:
  - Mining and Defense
  - Building /Construction
  - Road & Rail
  - Removalist
  - Retail

Nationwide Coverages


Darwin
NT
WA
SA
QLD
NSW
ACT
VIC
TAS
Cairns
Townsville
Brisbane
Gold Coast
Geraldton
Perth North (Bayswater)
Perth South (Bibra Lake)
Adelaide
Newcastle
Central Coast
Sydney
Wollongong
Canberra
Melbourne West (Sunshine)
Melbourne East (Clayton)
Melbourne Production (Altona)
Hobart
North Harbour
Auckland
Bay of Plenty
Hamilton
Wellington
Christchurch

☆ = Hornsby, NSW Headquarters

General Finance

Royal Wolf Growth and Customer Base

- Total revenues and rentals have grown at 28% and 22% compounded rates, respectively, over the last five fiscal years
- The customer base is diverse with no one customer accounting for more than 2% of revenues
- Investing in an industry focused marketing platform is a key to profitable growth

RWA Units and Utilization



35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
90%
85%
80%
75%
70%
65%
60%
55%
50%
2005
2006
2007
2008
Q209
Units
Utilization

FY June 30, 2008



Agriculture 2%
Retail 7%
Other 1%
Government 11%
Mining 15%
Consumer/Retailers 14%
Utilities 1%
Manufacturers 10%
Road & Rail 21%
Business Services 3%
Removals and Storage 1%
Agents 3%
Construction 11%

General Finance

Royal Wolf Opportunities

- Royal Wolf's revenue mix for the December 31, 2008 2nd fiscal quarter was approximately 58% sales and 42% leasing with 95% of the asset mix in storage containers
- The greatest opportunity for creating value comes from:
  - implementing best practices resulting in operating margin improvement
  - leveraging of the expansive infrastructure through more density and industry focused marketing, and
  - shifting the mix from sales towards leasing revenue, thereby increasing predictability and margins
- Our strategy is to pursue strong organic growth, CSC expansion and acquisitions


Revenue and Adj. EBITDA
$120
$100
$80
$60
$40
$20
$-
2005
2006
2007
2008
TTM 12/08
Revenue
Adj. EBITDA


Fleet Composition at December 31, 2008
Buildings, 2,073
7%
93%
Containers, 28,981

General Finance

Pac-Van Overview

- On October 1, 2008, GFN acquired Mobile Office Acquisition Corp ("MOAC"), parent of Pac-Van, for $158.8 million
- **Pac-Van leases and sells modular buildings, mobile offices, and portable storage containers to the commercial, industrial, construction, medical, special event, government and education markets. Pac-Van also provides related ancillary services**
- Pac-Van operates 25 branch locations across 17 states in the U.S., serving over 7,000 customers
- Pac-Van's addressable market size is estimated to be up to approximately $5.0 Billion(1) and operates in only 18 of the 50 largest MSA's
- Pac-Van's management team has been in place for an average of over ten years and have managed through prior economic downturns and achieved a 14.7% EBITDA CAGR for the same period







(1) *Source: CIBC World Markets Research Report dated November 14, 2006.*

General Finance

Pac-Van Footprint



Salt Lake City - 2008
Indianapolis - 1993
Chicago - 1998
Toledo - 1996
Cincinnati - 1997
Columbus - 1993
Denver - 1999
St. Louis - 1996
Kansas City - 2000
Cleveland - 1995
Pittsburgh - 1998
Las Vegas - 1998
Trenton - 2008
Dallas / Ft. Worth - 2008
Charleston - 1998
Charlotte - 1999
Louisville - 1994
Bakersfield - 2008
Phoenix - 1998
Metro L.A. - 2008
Atlanta - 2008
Nashville - 1996
Jacksonville - 2007
Memphis - 1997
Orlando - 1997
Major Business States
Ancillary States
Headquarters

General Finance

Pac-Van Growth and Customer Base

- Pac-Van's rental fleet has grown at a compounded rate of 10%+ while utilization has ranged from 72% to 84% over the fiscal periods
- As of June 30, 2008, construction accounts for approximately 50% of revenue (86% of that is non-residential) and primarily in non-sunbelt states
- Pac-Van's customer base is diversified; since 2002, the largest customer has generated approximately 2% to 3% of total revenues



Pac-Van Units and Utilization
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
85%
80%
75%
70%
65%
60%
55%
50%
2005
2006
2007
2008
Q2'09
Units
Utilization



FY June 30, 2008
Industrial 16.6%
Commercial 12.0%
Sp Events 5.8%
Govt 4.9%
Education 4.6%
Retail 2.9%
Health Care 1.2%
Religious 1.2%
All Other 0.8%
Construction 50.0%

General Finance

Pac-Van Opportunities

- We plan to increase Pac-Van's EBITDA margin through increased rental margins and branch level operating leverage
- The greatest opportunity for creating value will come from:
  - Changing the mix towards a higher blend of storage container and ground level office products
  - Continuing to leverage the branch infrastructure through more product density, and
  - Creating a national platform with industry focused marketing and a national accounts program
- Our strategy is to pursue branch openings, storage container acquisitions and best practices implementation



Revenue and Adj. EBITDA
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
2005
2006
2007
2008
TTM 12/08
Revenue
Adj. EBITDA



Fleet Composition at December 31, 2008
Buildings, 1,058
9%
Storage, 4,293
33%
58%
Offices, 7,110

General Finance

Combined Quarterly Data as of December 31, 2008

Non-GAAP Combined General Finance and Pac-Van (Q2 FY 2008)
and Consolidated General Finance (Q2 FY 2009)
(unaudited and in thousands)

	Combined Q2 FY 2008	GFN Consolidated Q2 FY 2009
Revenues		
Sales	$29,198	$21,329
Leasing	19,994	21,272
	49,192	42,601
Costs and expenses		
Cost of sales	23,317	18,135
Leasing, selling and general expenses	14,315	15,295 (1)
Depreciation and amortization	3,576	3,896
Operating income	$7,984	$5,275
EBITDA	$11,560	$9,171 (1)
Interest income	$128	$65
Interest expense	(3,828)	(5,716)

(1) includes $266k of stock-based compensation expense

General Finance

Capitalization as of December 31, 2008

Unaudited (in US$ thousands)

			12/31/2008 w/ Pac-Van (1)
GFN Combined TTM EBITDA			$38,970

	Capitalization 12/31/2008 Combined	% of Total Combined Capitalization	Combined Leverage
Senior Debt	$145,834	49.6%	
Other Debt/Capitalized Leases	1,966	0.7%	
Senior Secured Credit	$147,800	50.2%	3.8x
Subordinated Debt	46,315	15.7%	
Total Debt	$194,115	66.0%	5.0x
Minority Interest	4,770	1.6%	
Shareholders' Equity	95,269	32.4%	
Total Capitalization	$294,154	100.0%	

Total Outstanding Share Count	17,826,052 (2)

(1) Combined includes Pac-Van for three quarters prior to its acquisition by GFN

(2) Estimated GFN Board/Executive ownership of outstanding shares of approximately 6.6 million

General Finance

Investment Summary

- **Experienced Management Team with Significant Ownership:**
  - Combination of strong operational and acquisition/integration track record
  - Meaningful investment in General Finance
  - Track record of successfully managing through various economic cycles

- **Market leader in Geographies or Opportunity to Build Leading Position:**
  - Largest owner/operator of portable storage containers in Australia and New Zealand
  - Leadership position allows U.S. style operational/billing changes to build margin
  - Operating Subsidiaries have Management Depth and Infrastructure for additional growth

- **Attractive Economic Model and Strong Industry Fundamentals:**
  - Population density and infrastructure spending are primary drivers while the market size or "pie" is expanding with product awareness and innovation
  - Major competitors have achieved 35% to 45% EBITDA margins
  - Our current strategy is to reduce capex spending and use free cash flow to reduce leverage

- **Compelling Growth and Valuation Opportunities:**
  - Globally, the industry is fragmented and consolidation will continue in all three theaters
  - Direct comparable has historically traded at 8-13x Enterprise Value to EBITDA
  - GFN is currently trading at less than 5.1x Enterprise Value to TTM EBITDA

General Finance

FACT Sheet: GFN with RWA and Pac-Van, Inc.

- Exchange: NASDAQ Global Markets
- Listings:
  - Common Shares Ticker :GFN
  - Warrants Ticker : GFNCW
  - Units Ticker : GFNCU
- Outstanding Common Shares : 17,826,052
- Outstanding Non-Convertible Preferred Shares : 23,900 at $50 liquidation of Series A with 12.5% Dividend
  100 at $1000 liquidation of Series B with 8% Dividend
- Outstanding Public and GFN Mgmt Warrants at $6.00: 5,072,380
- Outstanding Privately Placed Warrants at $8.00: Bison Capital 500,000
- Outstanding Underwriters Options at $10.00: 750,000 units

General Finance Corporation	RWA Holdings Pty Ltd	Pac-Van, Inc.
39 E Union Street	Suite 201, Level 2	2995 S. Harding Ave.
Pasadena, CA 91103	22-28 Edgeworth David Avenue	Indianapolis, IN 46225
Ph:(626) 584-9722	Hornsby, NSW, Australia 2077	Ph:(317) 791-2030
Fax: (626) 795-8090	Ph: (02) 9482-3466	
www.generalfinance.com	www.royalwolf.com.au	www.pacvan.com

Investor Questions: Contact John Johnson, at 626-584-9722 x1009